PIMCO Funds Prospectus

Class D Shares:



Multi-Manager     STOCK FUNDS
Series:           Equity Income Fund
                  Renaissance Fund
April 8, 1998     Value Fund
                  Capital Appreciation Fund
                  Mid Cap Growth Fund


                  SPECIALIZED STOCK FUNDS
                  Innovation Fund





                                              [LOGO OF PIMCO FUNDS APPEARS HERE]

                                                  Access to the highest standard

            PIMCO Funds: Multi-Manager Series
            Prospectus

            April 8, 1998

            PIMCO Funds: Multi-Manager Series (the "Trust") is an open-end se-ries management investment company offering six separate diversi-fied investment portfolios (each a "Fund") in this Prospectus, each with different investment objectives and strategies. The ad-dress of PIMCO Funds: Multi-Manager Series is 840 Newport Center Drive, Suite 360, Newport Beach, CA 92660.

            Each Fund offers Class D shares in this Prospectus. Through sepa-rate prospectuses, certain Funds and other series of the Trust of-fer up to five additional classes of shares, Class A, Class B, Class C, Institutional Class and Administrative Class shares. See "Description of the Trust--Multiple Classes of Shares."

            This Prospectus concisely describes the information investors should know before investing in Class D shares of the Funds. Please read this Prospectus carefully and keep it for further ref-erence. Information about the investment objective of each Fund, along with a detailed description of the types of securities in which each Fund may invest, and of investment policies and re-strictions applicable to each Fund, are set forth in this Prospec-tus. There can be no assurance that the investment objective of any Fund will be achieved. Because the market value of each Fund's investments will change, the investment returns and net asset value per share of each Fund will vary.

            Class D shares are offered only through financial service firms, such as broker-dealers or registered investment advisers, with which the Funds' distributor has an agreement for the use of the Funds in particular investment products, programs or accounts for which a fee may be charged. See "How to Buy Shares." If you wish to purchase shares directly from the Trust or the Funds' distribu-tor, please consider one of the other classes of shares. See "De-scription of the Trust--Multiple Classes of Shares."

            A Statement of Additional Information, dated April 1, 1998, as amended or supplemented from time to time, is available free of charge by writing to PIMCO Funds Distributors LLC (the "Distribu-tor"), 2187 Atlantic Street, Stamford, Connecticut 06902, or by telephoning 888-87-PIMCO. The Statement of Additional Information, which contains more detailed information about the Trust, has been filed with the Securities and Exchange Commission and is incorpo-rated by reference in this Prospectus. The Securities and Exchange Commission maintains an Internet World Wide Web site (at http://www.sec.gov) which contains the Statement of Additional In-formation, materials that are incorporated by reference into this Prospectus and the Statement of Additional Information, and other information about the Funds.

            THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SE-CURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMIS-SION, NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OF-FENSE.

            SHARES OF THE FUNDS ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARAN-TEED OR ENDORSED BY, ANY FINANCIAL INSTITUTION, AND THE SHARES ARE NOT FEDERALLY INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORA-TION, THE FEDERAL RESERVE BOARD OR ANY OTHER AGENCY, AND INVOLVE RISK, INCLUDING THE POSSIBLE LOSS OF PRINCIPAL.



                              TABLE OF CONTENTS

PIMCO Funds Overview..........................................................3
Schedule of Fees..............................................................4
Investment Objectives and Policies............................................5
Characteristics and Risks of Securities and Investment Techniques.............8
Performance Information......................................................18
How to Buy Shares............................................................19
Exchange Privilege...........................................................20
How to Redeem................................................................21
Distributor..................................................................21
How Net Asset Value Is Determined............................................21
Distributions................................................................22
Taxes........................................................................22
Management of the Trust......................................................23
Description of the Trust.....................................................27


2  PIMCO Funds: Multi-Manager Series

            PIMCO Funds Overview

            PIMCO Advisors L.P. ("PIMCO Advisors" or the "Advisor") is the in-vestment advisor of all the Funds. PIMCO Advisors is one of the largest investment management firms in the U.S. As of December 31, 1997, PIMCO Advisors and its subsidiary partnerships had approxi-mately $200 billion in assets under management. Each of the Funds also has a sub-advisor (each a "Portfolio Manager") responsible for portfolio investment decisions. All of the Funds' Portfolio Managers are affiliates of PIMCO Advisors and are listed below.


                                   INVESTMENT SPECIALTY
           ------------------------------------------------------------------------------
           CADENCE CAPITAL         Stocks of growth companies that the Portfolio Manager
           MANAGEMENT ("Cadence")  believes are trading at a reasonable price
                                   ------------------------------------------------------
           NFJ INVESTMENT GROUP    Value stocks that the Portfolio Manager believes are
           ("NFJ")                 undervalued and/or offer above-average dividend yields
                                   ------------------------------------------------------
           COLUMBUS CIRCLE         Stocks, using its "Positive Momentum & Positive
           INVESTORS ("Columbus    Surprise" discipline
           Circle")


                        FUND NAME    INVESTMENT OBJECTIVE     PRIMARY INVESTMENTS /(1)/  PORTFOLIO MANAGER
         -------------------------------------------------------------------------------------------------
           STOCK FUNDS  Equity       Current income as a      Common stocks with below-  NFJ
                        Income       primary objective; long- average price to earnings
                                     term growth of capital   ratios and higher dividend
                                     as a secondary objective yields relative to their
                                                              industry groups
                        ----------------------------------------------------------------------------------
                        Renaissance  Long-term growth of      Income-producing stocks    Columbus Circle
                                     capital and income       and convertible securities
                                                              of companies with small,
                                                              medium and large market
                                                              capitalizations
                        ----------------------------------------------------------------------------------
                        Value        Long-term growth of      Common stocks with below-  NFJ
                                     capital and income       average price to earnings
                                                              ratios relative to their
                                                              industry groups
                        ----------------------------------------------------------------------------------
                        Capital      Growth of capital        Common stocks of companies Cadence
                        Appreciation                          with market
                                                              capitalizations of at
                                                              least $100 million that
                                                              have improving
                                                              fundamentals and whose
                                                              stock is reasonably valued
                                                              by the market
                        ----------------------------------------------------------------------------------
                        Mid-Cap      Growth of capital        Common stocks of companies Cadence
                        Growth                                with market
                                                              capitalizations in excess
                                                              of $500 million that have
                                                              improving fundamentals and
                                                              whose stock is reasonably
                                                              valued by the market
           -----------------------------------------------------------------------------------------------
           SPECIALIZED  Innovation   Capital appreciation; no Common stocks of companies Columbus Circle
           STOCK FUNDS               consideration given to   with small, medium and
                                     income                   large market
                                                              capitalizations
                                                              (technology-related
                                                              stocks)

FUND        1. For specific information concerning the market capitalizations
PROFILES    of companies in which each Fund may invest and each Fund's invest-
            ment style, see "Investment Objectives and Policies" in this Pro-spectus.

                                                     April 8, 1998 Prospectus  3

            Schedule of Fees


SHAREHOLDER   ALL FUNDS--CLASS D SHARES
TRANSACTION   ---------------------------------------------------------------
EXPENSES
              MAXIMUM INITIAL SALES CHARGE IMPOSED ON PURCHASES
               (as a percentage of offering price at time of purchase)   None
              ---------------------------------------------------------------
              MAXIMUM SALES CHARGE IMPOSED ON REINVESTED DIVIDENDS
               (as a percentage of net asset value at time of purchase)  None
              ---------------------------------------------------------------
              MAXIMUM DEFERRED SALES CHARGE
               (as a percentage of original purchase price)              None
              ---------------------------------------------------------------
              EXCHANGE FEE                                               None








                                                                        EXAMPLE: You would pay the
                                                                        following expenses on a $1,000
                                                                        investment assuming (1) 5%
                                 ANNUAL FUND OPERATING EXPENSES         annual return and (2) with or
                                 (As a percentage of average net        without redemption at the end
                                 assets):                               of each time period:
                                                              TOTAL
                                          ADMINI-   12B-1     FUND
                                 ADVISORY STRATIVE  (SERVICE) OPERATING YEAR
           FUND                  FEES     FEES/(1)/ FEES/(1)/ EXPENSES  1        3       5       10
           ----------------------------------------------------------------------------------------------
           EQUITY INCOME         .45%     .40%      .25%      1.10%         $11      $35     $61     $134
           ----------------------------------------------------------------------------------------------
           RENAISSANCE           .60      .40       .25       1.25           13       40      69      151
           ----------------------------------------------------------------------------------------------
           VALUE                 .45      .40       .25       1.10           11       35      61      134
           ----------------------------------------------------------------------------------------------
           CAPITAL APPRECIATION  .45      .40       .25       1.10           11       35      61      134
           ----------------------------------------------------------------------------------------------
           MID-CAP GROWTH        .45      .40       .25       1.10           11       35      61      134
           ----------------------------------------------------------------------------------------------
           INNOVATION            .65      .40       .25       1.30           13       41      71      157

            1. The Funds' administration agreement includes a plan for Class D shares that has been adopted in conformity with the requirements set forth in Rule 12b-1 under the Investment Company Act of 1940. The plan provides that up to .25% per annum of the total fees paid under the administration agreement may represent reimbursement for expenses in respect of activities ("subject activities") that may be deemed to be primarily intended to result in the sale of Class D shares. Each Fund will pay a total of .65% per annum under the administration agreement regardless of whether a portion or none of the .25% authorized under the plan is paid for subject servic-es. To the extent that any payments are deemed to be made pursuant to the plan, the Funds intend to treat such payments as "service fees" for purposes of applicable rules of the National Association of Securities Dealers, Inc. (the "NASD"). See "Management of the Trust--Fund Administrator." To the extent that such payments for subject activities are deemed not to be "service fees," Class D shareholders may, depending on the length of time the shares are held, pay more than the economic equivalent of the maximum front-end sales charges permitted by relevant rules of the NASD.

            The purpose of the foregoing tables is to assist investors in un-derstanding the various costs and expenses of the Trust that are borne directly or indirectly by Class D shareholders of the Funds. The information is based upon each Fund's current fees and ex-penses.

            NOTE: THE FIGURES SHOWN IN THE EXAMPLE ARE ENTIRELY HYPOTHETICAL. THEY ARE NOT REPRESENTATIONS OF PAST OR FUTURE PERFORMANCE OR EX-PENSES; ACTUAL PERFORMANCE AND/OR EXPENSES MAY BE MORE OR LESS THAN SHOWN.

4  PIMCO Funds: Multi-Manager Series

             Investment Objectives and Policies

             The investment objective and general investment policies of each Fund are described below. There can be no assurance that the in-vestment objective of any Fund will be achieved. Because the mar-ket value of each Fund's investments will change, the net asset value per share of each Fund will also vary. Specific portfolio securities eligible for purchase by the Funds, investment tech-niques that may be used by the Funds, and the risks associated with these securities and techniques are described more fully un-der "Characteristics and Risks of Securities and Investment Tech-niques" in this Prospectus and "Investment Objectives and Poli-cies" in the Statement of Additional Information.


FUND         EQUITY INCOME FUND seeks current income as a primary investment
DESCRIPTIONS objective, and long-term growth of capital as a secondary objec-
             tive. The Fund invests primarily in common stocks characterized by having below-average price to earnings ("P/E") ratios and higher dividend yields relative to their industry groups. In selecting securities, the Portfolio Manager classifies a universe of approx-imately 2,000 stocks by industry, each of which has a minimum mar-ket capitalization of $200 million at the time of investment. The universe is then screened to find the lowest P/E ratios in each industry, subject to application of quality and price momentum screens. From this group, approximately 25 stocks with the highest yields are chosen for the Fund. The universe is then rescreened to find the highest yielding stock in each industry, subject to ap-plication of quality and price momentum screens. From this group, approximately 25 stocks with the lowest P/E ratios are added to the Fund. Although quarterly rebalancing is a general rule, re-placements are made whenever an alternative stock within the same industry has a significantly lower P/E ratio or higher dividend yield than the current Fund holding. The Portfolio Manager for the Equity Income Fund is NFJ.

             RENAISSANCE FUND seeks long-term growth of capital and income. The Fund invests primarily in a variety of income-producing equity se-curities. Income-producing equity securities include common stocks that pay dividends, preferred stocks and securities (including debt securities) that are convertible into common stocks ("con-vertible securities").
                The Fund may invest a portion of its assets in preferred stocks and convertible securities rated at least B by Moody's Investors Service, Inc. ("Moody's") or Standard & Poor's Ratings Services ("S&P") (or similarly rated by another Nationally Recognized Sta-tistical Rating Organization ("NRSRO"), or unrated but determined by the Portfolio Manager to be of comparable quality), and may in-vest up to 10% of its total assets in convertible securities rated below B by Moody's or S&P (or similarly rated by another NRSRO or unrated but determined by the Portfolio Manager to be of compara-ble quality). Securities rated Ba or below by Moody's or BB or be-low by S&P (or of similar quality) are not considered to be of "investment grade" quality. These lesser rated debt securities may involve special risks. See "Characteristics and Risks of Securi-ties and Investment Techniques--Risks of High Yield Securities ("Junk Bonds")." Although the Fund reserves the right to do so at any time, as of the date of this Prospectus, it does not invest or have the present intention to invest 35% or more of its net assets in securities that are not considered to be of "investment grade" quality. The Fund will not invest in convertible securities that are in default at the time of acquisition.
                The non-convertible debt securities in which the Fund may in-
             vest include corporate or government debt securities of any matu-rity, including zero coupon securities. These non-convertible debt securities may be rated B or higher by Moody's or S&P (or simi-larly rated by another NRSRO or unrated and determined by the Portfolio Manager to be of comparable quality). The Fund may in-vest a portion of its assets in securities of foreign issuers traded in foreign securities markets (not including Eurodollar certificates of deposit), which will not exceed 15% of the Fund's assets at the time of investment. Investing in the securities of foreign issuers involves special risks and considerations not typ-ically associated with investing in U.S. companies. For a discus-sion of such risks, see "Characteristics and Risks of Securities and Investment Techniques--Foreign Securities." The Fund may also purchase and write call and put options on securities and securi-ties indexes; enter into futures contracts and use options on futures contracts; buy or sell foreign currencies; and enter into forward foreign currency contracts. The Portfolio Manager for the Renaissance Fund is Columbus Circle.

                                                     April 8, 1998 Prospectus  5

            VALUE FUND seeks long-term growth of capital and income. The Fund invests primarily in common stocks characterized by having below-average P/E ratios relative to their industry group. In selecting securities, the Portfolio Manager classifies a universe of approx-imately 2,000 stocks by industry, each of which has a minimum mar-ket capitalization of $200 million at the time of investment. The universe is then screened to find the stocks with the lowest P/E ratios in each industry, subject to application of quality and price momentum screens. The stocks in each industry with the low-est P/E ratios that pass the quality and price momentum screens are then selected for the Fund. The Fund usually invests in ap-proximately 50 stocks. Although quarterly rebalancing is a general rule, replacements are made whenever an alternative stock within the same industry has a significantly lower P/E ratio than the current Fund holdings. The Portfolio Manager for the Value Fund is NFJ.

            CAPITAL APPRECIATION FUND seeks growth of capital. The Fund in-vests primarily in common stocks of companies that have improving fundamentals (such as growth of earnings and dividends) and whose stock is reasonably valued by the market. Stocks for the Fund are selected from a universe of the approximately 1,000 largest market capitalization stocks, all of which are those of companies with market capitalizations of at least $100 million at the time of in-vestment. The Fund usually invests in approximately 60 to 100 com-mon stocks. Each issue is screened and ranked using five distinct computerized models, including: (i) a dividend growth screen, (ii) an equity growth screen, (iii) an earnings growth screen, (iv) an earnings momentum screen, and (v) an earnings surprise screen. The Portfolio Manager believes that the models identify the stocks in the universe exhibiting growth characteristics with reasonable valuations. Stocks are replaced when they score worse-than-median screen ranks, have negative earnings surprises, or show poor rela-tive price performance. The universe is rescreened frequently to obtain a favorable composition of growth and value characteristics for the entire Fund. The Portfolio Manager for the Capital Appre-ciation Fund is Cadence.

            MID-CAP GROWTH FUND seeks growth of capital. The Fund invests pri-marily in common stocks of middle capitalization companies that have improving fundamentals (such as growth of earnings and divi-dends) and whose stock is reasonably valued by the market. Stocks for the Fund are selected from a universe of companies with market capitalizations in excess of $500 million at the time of invest-ment, excluding the 200 companies with the highest market capital-ization. The Fund usually invests in approximately 60 to 100 com-mon stocks. Each issue is screened and ranked using five distinct computerized models, including: (i) a dividend growth screen, (ii) an equity growth screen, (iii) an earnings growth screen, (iv) an earnings momentum screen, and (v) an earnings surprise screen. The Portfolio Manager believes that the models identify the stocks in the universe exhibiting growth characteristics with reasonable valuations. Stocks are replaced when they score worse-than-median screen ranks, have negative earnings surprises, or show poor rela-tive price performance. The universe is rescreened frequently to obtain a favorable composition of growth and value characteristics for the entire Fund. The Portfolio Manager for the Mid-Cap Growth Fund is Cadence.

            INNOVATION FUND seeks capital appreciation. No consideration is given to income. The Fund invests primarily (i.e., at least 65% of its assets) in common stocks of companies which utilize innovative technologies to gain a strategic competitive advantage in their industry as well as companies that provide and service those tech-nologies. Securities will be selected with minimal emphasis on more traditional factors such as growth potential or value rela-tive to intrinsic worth. Instead, the Fund will be guided by the theory of Positive Momentum & Positive Surprise (see "Management of the Trust--Portfolio Managers--Columbus Circle"), with special emphasis on common stocks of companies whose perceived strength lies in their use of innovative technologies in new products, en-hanced distribution systems and improved management techniques. Although the Fund emphasizes the utilization of technologies, it is not restricted to investment in companies in a particular busi-ness sector or industry.

6  PIMCO Funds: Multi-Manager Series

               The Fund may invest a portion of its assets in securities of foreign issuers traded in foreign securities markets (not includ-ing Eurodollar certificates of deposit), which will not exceed 15% of the Fund's assets at the time of investment. Investing in the securities of foreign issuers involves special risks and consider-ations not typically associated with investing in U.S. companies. For a discussion of such risks, see "Characteristics and Risks of Securities and Investment Techniques--Foreign Securities." The Fund may also purchase and write call and put options on securi-ties and securities indexes; enter into futures contracts and use options on futures contracts; buy or sell foreign currencies; and enter into forward foreign currency contracts. The Portfolio Man-ager for the Innovation Fund is Columbus Circle.

STOCK       The Equity Income, Value, Capital Appreciation and Mid-Cap Growth
INVESTMENTS Funds will each invest primarily (normally at least 65% of its as-
            sets) in common stock. Each of these Funds may maintain a portion of its assets, which will usually not exceed 10%, in U.S. Govern-ment securities, high quality debt securities (whose maturity or remaining maturity will not exceed five years), money market obli-gations, and in cash to provide for payment of the Fund's expenses and to meet redemption requests. It is the policy of these Funds to be as fully invested in common stocks as practicable at all times. This policy precludes these Funds from investing in debt securities as a defensive investment posture (although these Funds may invest in such securities to provide for payment of expenses and to meet redemption requests). Accordingly, investors in these Funds bear the risk of general declines in stock prices and the risk that a Fund's exposure to such declines cannot be lessened by investment in debt securities. These Funds may also invest in con-vertible securities, preferred stocks, and warrants, subject to certain limitations.
               The Renaissance and Innovation Funds will each invest primarily
            (normally at least 65% of its assets) in equity securities (in-come-producing equity securities in the case of the Renaissance
            Fund), including common stocks, preferred stocks and securities
            (including debt securities and warrants) convertible into or exer-cisable for common stocks. Each of these Funds may invest a por-tion of its assets in debt securities and, for temporary defensive purposes, up to 100% of its assets in short-term U.S. Government securities and other money market instruments.
               One or more of the Funds may temporarily not be invested pri-
            marily in equity securities immediately following the commencement of operations or after receipt of significant new monies. While attempting to identify suitable investments, the Funds may hold assets in cash, short-term U.S. Government Securities and other money market instruments. Any of the Funds may temporarily not contain the number of securities in which it normally invests if the Fund does not have sufficient assets to be fully invested, or pending the Portfolio Manager's ability to prudently invest new monies.
               The Funds may also lend portfolio securities; enter into repur-
            chase agreements and reverse repurchase agreements (subject to the Funds' investment limitations described below); purchase and sell securities on a when-issued or delayed delivery basis; and enter into forward commitments to purchase securities. Each of the Funds may invest in American Depository Receipts ("ADRs"). For more in-formation on these investment practices, see "Characteristics and Risks of Securities and Investment Techniques" in this Prospectus and "Investment Objectives and Policies" in the Statement of Addi-tional Information.

                                                     April 8, 1998 Prospectus  7

            Characteristics and Risks of
            Securities and Investment Techniques

            The different types of securities and investment techniques used by the individual Funds all have attendant risks of varying de-grees. For example, with respect to common stock, there can be no assurance of capital appreciation, and there is a risk of market decline. With respect to debt securities, including money market instruments, there is the risk that the issuer of a security may not be able to meet its obligation to make scheduled interest or principal payments. Because each Fund seeks a different investment objective and has different investment policies, each is subject to varying degrees of financial, market and credit risks. There-fore, investors should carefully consider the investment objec-tive, investment policies and potential risks of any Fund or Funds before investing.
               The following describes potential risks associated with differ-
            ent types of investment techniques that may be used by the indi-vidual Funds. For more detailed information on these investment techniques, as well as information on the types of securities in which some or all of the Funds may invest, see the Statement of Additional Information.

INVESTMENTS Certain of the Funds may invest in common stock of companies with
IN          market capitalizations that are small compared to other publicly
COMPANIES   traded companies. Generally, small market capitalization is con-
WITH SMALL sidered to be less than $1.5 billion and large market capitaliza-AND MEDIUM tion is considered to be more than $5 billion. Investments in
MARKET      larger companies present certain advantages in that such companies
CAPITALI-   generally have greater financial resources, more extensive re-
ATIONS      search and development, manufacturing, marketing and service capa-
            bilities, and more stability and greater depth of management and technical personnel. Investments in smaller, less seasoned compa-nies may present greater opportunities for growth but also may in-volve greater risks than customarily are associated with more es-tablished companies. The securities of smaller companies may be subject to more abrupt or erratic market movements than larger, more established companies. These companies may have limited prod-uct lines, markets or financial resources, or they may be depen-dent upon a limited management group. Their securities may be traded in the over-the-counter market or on a regional exchange, or may otherwise have limited liquidity. As a result of owning large positions in this type of security, a Fund is subject to the additional risk of possibly having to sell portfolio securities at disadvantageous times and prices if redemptions require the Fund to liquidate its securities positions. In addition, it may be pru-dent for a Fund with a relatively large asset size to limit the number of relatively small positions it holds in securities having limited liquidity in order to minimize its exposure to such risks, to minimize transaction costs, and to maximize the benefits of re-search. As a consequence, as a Fund's asset size increases, the Fund may reduce its exposure to illiquid small capitalization se-curities, which could adversely affect performance.

            Many of the Funds may also invest in stocks of companies with medium market capitalizations. Whether a U.S. issuer's market cap-italization is medium is determined by reference to the capital-ization for all issuers whose equity securities are listed on a United States national securities exchange or which are reported on NASDAQ. Issuers with market capitalizations within the range of capitalization of companies included in the S&P Mid Cap 400 Index may be regarded as being issuers with medium market capitaliza-tions. Such investments share some of the risk characteristics of investments in stocks of companies with small market capitaliza-tions described above, although such companies tend to have longer operating histories, broader product lines and greater financial resources and their stocks tend to be more liquid and less vola-tile than those of smaller capitalization issuers.

FOREIGN     The Renaissance and Innovation Funds may invest up to 15% of their
SECURITIES  respective assets in securities which are traded principally in securities markets outside the United States (Eurodollar certifi-cates of deposit are excluded for purposes of these limitations), and may invest without limit in securities of foreign issuers that are traded in U.S. markets. Each of the Funds may invest in ADRs.
            ADRs are dollar denominated receipts issued generally by domestic banks and representing the deposit with the bank of a security of a foreign issuer, and are publicly traded on exchanges or over-the-counter in the United States.

8  PIMCO Funds: Multi-Manager Series

               Investing in the securities of issuers in any foreign country involves special risks and considerations not typically associated with investing in U.S. companies. Shareholders should consider carefully the substantial risks involved in investing in securi-ties issued by companies and governments of foreign nations. These risks include: differences in accounting, auditing and financial reporting standards; generally higher commission rates on foreign portfolio transactions; the possibility of nationalization, expro-priation or confiscatory taxation; adverse changes in investment or exchange control regulations (which may include suspension of the ability to transfer currency from a country); and political instability which could affect U.S. investments in foreign coun-tries. Individual foreign economies may differ favorably or unfa-vorably from the U.S. economy in such respects as growth of gross domestic product, rate of inflation, capital reinvestment, re-sources, self-sufficiency, and balance of payments position. The securities markets, values of securities, yields, and risks asso-ciated with securities markets may change independently of each other. Additionally, foreign securities and dividends and interest payable on those securities may be subject to foreign taxes, in-cluding taxes withheld from payments on those securities. Foreign securities often trade with less frequency and volume than domes-tic securities and therefore may exhibit greater price volatility. Additional costs associated with an investment in foreign securi-ties may include higher custodial fees than apply to domestic cus-todial arrangements and transaction costs of foreign currency con-versions. Changes in foreign exchange rates also will affect the value of securities denominated or quoted in currencies other than the U.S. dollar.
               A Fund's investments in foreign currency denominated debt obli-
            gations and hedging activities will likely produce a difference between its book income and its taxable income. This difference may cause a portion of the Fund's income distributions to consti-tute returns of capital for tax purposes or require the Fund to make distributions exceeding book income to qualify as a regulated investment company for federal tax purposes.
               To the extent that the Renaissance and Innovation Funds invest in foreign securities, these Funds may invest in the securities of issuers based in countries with developing economies. Investing in developing (or "emerging market") countries involves certain risks not typically associated with investing in U.S. securities, and imposes risks greater than, or in addition to, risks of investing in foreign, developed countries. A number of emerging market coun-tries restrict, to varying degrees, foreign investment in securi-ties. Repatriation of investment income, capital, and the proceeds of sales by foreign investors may require governmental registra-tion and/or approval in some emerging market countries. A number of the currencies of emerging market countries have experienced significant declines against the U.S. dollar in recent years, and devaluation may occur subsequent to investments in these curren-cies by a Fund. Inflation and rapid fluctuations in inflation rates have had, and may continue to have, negative effects on the economies and securities markets of certain emerging market coun-tries. Many of the emerging securities markets are relatively small, have low trading volumes, suffer periods of relative illi-quidity, and are characterized by significant price volatility. There is a risk in emerging market countries that a future eco-nomic or political crisis could lead to price controls, forced mergers of companies, expropriation or confiscatory taxation, sei-zure, nationalization, or creation of government monopolies, any of which may have a detrimental effect on a Fund's investment.
               Additional risks of investing in emerging market countries may include: currency exchange rate fluctuations; greater social, eco-nomic and political uncertainty and instability (including the risk of war); more substantial governmental involvement in the economy; less governmental supervision and regulation of the secu-rities markets and participants in those markets; unavailability of currency hedging techniques in certain emerging market coun-tries; the fact that companies in emerging market countries may be newly organized and may be smaller and less seasoned companies; the difference in, or lack of, auditing and financial reporting standards, which may result in unavailability of material informa-tion about issuers; the risk that it may be more difficult to ob-tain and/or enforce a judgment in a court outside the United States; and significantly smaller market capitalization of securi-ties markets. Also, any change in the leadership or policies of emerging market countries, or the countries that exercise a sig-nificant influence over those countries, may halt the expansion of or reverse the liberalization of foreign investment policies now occurring and adversely affect existing investment opportunities.

                                                     April 8, 1998 Prospectus  9

               In addition, emerging securities markets may have different clearance and settlement procedures, which may be unable to keep pace with the volume of securities transactions or otherwise make it difficult to engage in such transactions. Settlement problems may cause a Fund to miss attractive investment opportunities, hold a portion of its assets in cash pending investment, or delay in disposing of a portfolio security. Such a delay could result in possible liability to a purchaser of the security.

FOREIGN     Foreign currency exchange rates may fluctuate significantly over
CURRENCY    short periods of time. They generally are determined by the forces
TRANSAC-    of supply and demand in the foreign exchange markets and the rela-
TIONS       tive merits of investments in different countries, actual or per-
            ceived changes in interest rates and other complex factors, as seen from an international perspective. Currency exchange rates also can be affected unpredictably by intervention (or the failure to intervene) by U.S. or foreign governments or central banks, or by currency controls or political developments in the U.S. or abroad. For example, significant uncertainty surrounds the pro-posed introduction of the euro (a common currency unit for the Eu-ropean Union) in January 1999 and its effect on the value of secu-rities denominated in local European currencies. These and other currencies in which the Funds' assets are denominated may be de-
            valued against the U.S. dollar, resulting in a loss to the Funds.
               The Renaissance and Innovation Funds may enter into forward foreign currency exchange contracts to reduce the risks of adverse changes in foreign exchange rates. All of the Funds that may buy or sell foreign currencies may enter into forward foreign currency exchange contracts to reduce the risks of adverse changes in for-eign exchange rates. A forward foreign currency exchange contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. By entering into a forward foreign currency exchange contract, the Fund "locks in" the exchange rate between the currency it will deliver and the currency it will receive for the duration of the contract. As a result, a Fund reduces its ex-posure to changes in the value of the currency it will deliver and increases its exposure to changes in the value of the currency it will exchange into. The effect on the value of a Fund is similar to selling securities denominated in one currency and purchasing securities denominated in another currency. Contracts to sell for-eign currency would limit any potential gain which might be real-ized by a Fund if the value of the hedged currency increases. A
            Fund may enter into these contracts for the purpose of hedging against foreign exchange risk arising from the Fund's investment or anticipated investment in securities denominated in foreign currencies. Such hedging transactions may not be successful and may eliminate any chance for a Fund to benefit from favorable fluctuations in relevant foreign currencies.

MONEY       Each of the Funds may invest at least a portion of its assets in
MARKET      the following kinds of money market instruments:
INSTRUMENTS    (1) short-term U.S. Government securities;
               (2) certificates of deposit, bankers' acceptances and other bank obligations rated in the two highest rating categories by at least two NRSROs, or, if rated by only one NRSRO, in such agency's two highest grades, or, if unrated, determined to be of comparable quality by the Advisor or a Portfolio Manager. Bank obligations must be those of a bank that has deposits in excess of $2 billion or that is a member of the Federal Deposit Insurance Corporation. A Fund may invest in obligations of U.S. branches or subsidiaries of foreign banks ("Yankee dollar obligations") or foreign branches of U.S. banks ("Eurodollar obligations");
               (3) commercial paper rated in the two highest rating categories by at least two NRSROs, or, if rated by only one NRSRO, in such agency's two highest grades, or, if unrated, deter-mined to be of comparable quality by the Advisor or a Port-folio Manager;
               (4) corporate obligations with a remaining maturity of 397 days or less whose issuers have outstanding short-term debt ob-ligations rated in the highest rating category by at least two NRSROs, or, if rated by only one NRSRO, in such agency's highest grade, or, if unrated, determined to be of comparable quality by the Advisor or a Portfolio Manager; and

10  PIMCO Funds: Multi-Manager Series

               (5) repurchase agreements with domestic commercial banks or reg-istered broker-dealers.


MORTGAGE-    The Renaissance and Innovation Funds may invest in mortgage-re-
RELATED AND lated securities, and in other asset-backed securities (unrelated OTHER ASSET- to mortgage loans) that are offered to investors currently or in
BACKED       the future. The value of some mortgage-related or asset-backed se-
SECURITIES   curities in which the Funds invest may be particularly sensitive to changes in prevailing interest rates, and, like other fixed in-come investments, the ability of a Fund to successfully utilize these instruments may depend in part upon the ability of the Port-folio Manager to forecast interest rates and other economic fac-tors correctly.

             MORTGAGE PASS-THROUGH SECURITIES are securities representing in-terests in "pools" of mortgage loans secured by residential or commercial real property in which payments of both interest and principal on the securities are generally made monthly, in effect "passing through" monthly payments made by the individual borrow-ers on the mortgage loans which underlie the securities (net of fees paid to the issuer or guarantor of the securities). Early re-payment of principal on some mortgage-related securities (arising from prepayments of principal due to sale of the underlying prop-erty, refinancing, or foreclosure, net of fees and costs which may be incurred) may expose a Fund to a lower rate of return upon re-investment of principal. Also, if a security subject to prepayment has been purchased at a premium, the value of the premium would be lost in the event of prepayment. Like other fixed income securi-ties, when interest rates rise, the value of a mortgage-related security generally will decline; however, when interest rates are declining, the value of mortgage-related securities with prepay-ment features may not increase as much as other fixed income secu-rities. The rate of prepayments on underlying mortgages will af-fect the price and volatility of a mortgage-related security, and may have the effect of shortening or extending the effective matu-rity of the security beyond what was anticipated at the time of purchase. To the extent that unanticipated rates of prepayment on underlying mortgages increase the effective maturity of a mort-gage-related security, the volatility of such security can be ex-pected to increase.
               Payment of principal and interest on some mortgage pass-through securities (but not the market value of the securities themselves) may be guaranteed by the full faith and credit of the U.S. Govern-ment (in the case of securities guaranteed by the Government Na-tional Mortgage Association ("GNMA")); or guaranteed by agencies or instrumentalities of the U.S. Government (in the case of secu-rities guaranteed by the Federal National Mortgage Association ("FNMA") or the Federal Home Loan Mortgage Corporation ("FHLMC"), which are supported only by the discretionary authority of the U.S. Government to purchase the agency's obligations). Mortgage-related securities created by non-governmental issuers (such as commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers and other secondary market issuers) may be supported by various forms of insurance or guaran-tees, including individual loan, title, pool and hazard insurance and letters of credit, which may be issued by governmental enti-ties, private insurers or the mortgage poolers.

             COLLATERALIZED MORTGAGE OBLIGATIONS ("CMOs") are hybrid mortgage-related instruments. Similar to a bond, interest and pre-paid principal on a CMO are paid, in most cases, on a monthly basis. CMOs may be collateralized by whole mortgage loans but are more typically collateralized by portfolios of mortgage pass-through securities guaranteed by GNMA, FHLMC, or FNMA. CMOs are structured into multiple classes, with each class bearing a different stated maturity. Monthly payments of principal, including prepayments, are first returned to investors holding the shortest maturity class; investors holding the longer maturity classes receive prin-cipal only after the first class has been retired. CMOs that are issued or guaranteed by the U.S. Government or by any of its agen-cies or instrumentalities will be considered U.S. Government secu-rities by a Fund, while other CMOs, even if collateralized by U.S. Government securities, will have the same status as other pri-vately issued securities for purposes of applying a Fund's diver-sification tests.

             COMMERCIAL MORTGAGE-BACKED SECURITIES include securities that re-flect an interest in, and are secured by, mortgage loans on com-mercial real property. The market for commercial mortgage-backed securities developed more recently and in

                                                     April 8, 1998 Prospectus 11
            terms of total outstanding principal amount of issues is rela-tively small compared to the market for residential single-family mortgage-backed securities. Many of the risks of investing in com-mercial mortgage-backed securities reflect the risks of investing in the real estate securing the underlying mortgage loans. These risks reflect the effects of local and other economic conditions on real estate markets, the ability of tenants to make loan pay-ments, and the ability of a property to attract and retain ten-ants. Commercial mortgage-backed securities may be less liquid and exhibit greater price volatility than other types of mortgage-re-lated or asset-backed securities.

            MORTGAGE-RELATED SECURITIES include securities other than those described above that directly or indirectly represent a participa-tion in, or are secured by and payable from, mortgage loans on real property, such as CMO residuals or stripped mortgage-backed securities ("SMBS"), and may be structured in classes with rights to receive varying proportions of principal and interest.
               A common type of SMBS will have one class receiving some of the interest and most of the principal from the mortgage assets, while the other class will receive most of the interest and the remain-der of the principal. In the most extreme case, one class will re-ceive all of the interest (the interest-only, or "IO" class), while the other class will receive all of the principal (the prin-cipal-only, or "PO" class). The yield to maturity on an IO class is extremely sensitive to the rate of principal payments (includ-ing prepayments) on the related underlying mortgage assets, and a rapid rate of principal payments may have a material adverse ef-fect on a Fund's yield to maturity from these securities. For a discussion of the characteristics of some of these instruments, see the Statement of Additional Information.

CONVERTIBLE Many of the Funds may invest in convertible securities. Convert-SECURITIES ible securities are generally preferred stocks or fixed income se-
            curities that are convertible into common stock at either a stated price or a stated rate. The price of the convertible security will normally vary in some proportion to changes in the price of the underlying common stock because of this conversion feature. A con-vertible security will normally also provide a fixed income stream. For this reason, the convertible security may not decline in price as rapidly as the underlying common stock.
               A Fund's Portfolio Manager will select convertible securities to be purchased by the Fund based primarily upon its evaluation of the fundamental investment characteristics and growth prospects of the issuer of the security. As a fixed income security, a convert-ible security tends to increase in market value when interest rates decline and to decrease in value when interest rates rise. While convertible securities generally offer lower interest or dividend yields than non-convertible fixed income securities of similar quality, their value tends to increase as the market value of the underlying stock increases and to decrease when the value of the underlying stock decreases.
               The Renaissance Fund may invest in so-called "synthetic con-
            vertible securities," which are composed of two or more different securities whose investment characteristics, taken together, re-semble those of convertible securities. For example, the Renais-sance Fund may purchase a non-convertible debt security and a war-rant or option. The synthetic convertible differs from the true convertible security in several respects. Unlike a true convert-ible security, which is a single security having a unitary market value, a synthetic convertible comprises two or more separate se-curities, each with its own market value. Therefore, the "market value" of a synthetic convertible is the sum of the values of its fixed income component and its convertible component. For this reason, the values of a synthetic convertible and a true convert-ible security may respond differently to market fluctuations.

RISKS OF    The Renaissance Fund may invest a portion of its assets in fixed
HIGH YIELD income securities rated lower than Baa by Moody's or lower than SECURITIES BBB by S&P but rated at least B by Moody's or S&P or, if not rat-
("JUNK      ed, determined by the Portfolio Manager to be of comparable quali-
BONDS")     ty. In addition, the Renaissance Fund may invest up to 10% of its total assets in convertible securities rated below B by Moody's or S&P (or, if unrated, considered by the Portfolio Manager to be of comparable quality). Securities rated lower than Baa by Moody's or lower than BBB by S&P are sometimes referred to as "high yield" or "junk" bonds. Investors should consider the risks associated with high yield securities before investing in these Funds.

12  PIMCO Funds: Multi-Manager Series

               Investing in high yield securities involves special risks in addition to the risks associated with investments in higher rated fixed income securities. While offering a greater potential oppor-tunity for capital appreciation and higher yields than investments in higher rated debt securities, high yield securities typically entail greater potential price volatility and may be less liquid than investment grade debt. High yield securities may be regarded as predominately speculative with respect to the issuer's continu-ing ability to meet principal and interest payments. Analysis of the creditworthiness of issuers of high yield securities may be more complex than for issuers of higher quality debt securities, and achievement of a Fund's investment objective may, to the ex-tent of its investments in high yield securities, depend more heavily on the Portfolio Manager's creditworthiness analysis than would be the case if the Fund were investing in higher quality se-curities. High yield securities may be more susceptible to real or perceived adverse economic and competitive industry conditions than higher grade securities.
               The following chart provides information on the weighted aver-
            age percentage of rated and unrated debt or fixed income securi-ties in the portfolio of the Renaissance Fund invested in high yield securities during the Fund's most recent fiscal year. The numerical rating designations correspond to the associated rating categories. The designation "1st" corresponds to the top rating category (i.e., Aaa by Moody's and/or AAA by S&P), "2nd" corre-sponds to the second highest rating category (i.e., Aa by Moody's and/or AA by S&P), etc. For a description of these rating catego-ries, see the Appendix to the Statement of Additional Information. The columns related to unrated securities present the percentage of the Fund's total net assets invested during such fiscal year
            (1) in unrated high yield securities believed by the Advisor or the Portfolio Manager to be equivalent in quality to fixed income securities of the indicated rating and (2) in all unrated fixed income securities.


              RATED

                         1ST 2ND   3RD   4TH   5TH   6TH   7TH 8TH 9TH 10TH
                       ------------------------------------------------------------
           Renaissance*  --  1.08% 4.13% 1.55% 4.01% 3.67% --   -- --  --

              UNRATED BUT CONSIDERED EQUIVALENT TO

                                                                            TOTAL
                         1ST 2ND   3RD   4TH   5TH   6TH   7TH 8TH 9TH 10TH UNRATED
                       ------------------------------------------------------------
           Renaissance*  --  --    --    --    --    6.41% --  --  --  --   6.41%

            *Represents holdings of the Renaissance Fund for the period of Oc-tober 1, 1996 through June 30, 1997.

               For additional discussion of the characteristics of lower rated fixed income securities, see the Statement of Additional Informa-tion. Ratings assigned to fixed income securities are described in the Appendix to the Statement of Additional Information.


DERIVATIVE To the extent permitted by the investment objective and policies INSTRUMENTS of each Fund, a Fund may purchase and write call and put options on securities, securities indexes and foreign currencies, and en-ter into futures contracts and use options on futures contracts as further described below. In pursuit of their investment objec-tives, the Renaissance and Innovation Funds may engage in the pur-chase and writing of call and put options on securities and secu-rities indexes and enter into futures contracts and options there-on, including securities index futures contracts and options thereon. The Funds that may invest in foreign-currency denominated securities may engage in the purchase and writing of call and put options on foreign currencies. The Funds may use these techniques to hedge against changes in interest rates, foreign currency ex-change rates or securities prices. Each Fund will maintain a seg-regated account consisting of assets determined to be liquid by the Advisor or a Portfolio Manager in accordance with procedures established by the Board of Trustees (or, as permitted by applica-ble regulation, enter into certain offsetting positions) to cover its obligations under options and futures to limit leveraging of the Fund.

                                                     April 8, 1998 Prospectus 13

               Derivative instruments are considered for these purposes to consist of securities or other instruments whose value is derived from or related to the value of some other instrument or asset, and not to include those securities whose payment of principal and/or interest depend upon cash flows from underlying assets, such as mortgage-related or asset-backed securities. See "Mort-gage-Related and Other Asset-Backed Securities." The value of some derivative instruments in which the Funds invest may be particu-larly sensitive to changes in prevailing interest rates, and, like the other investments of the Funds, the ability of a Fund to suc-cessfully utilize these instruments may depend in part upon the ability of the Portfolio Manager to forecast interest rates and other economic factors correctly. If the Portfolio Manager incor-rectly forecasts such factors and has taken positions in deriva-tive instruments contrary to prevailing market trends, the Funds could be exposed to the risk of loss.
               The Funds might not employ any of the strategies described be-
            low, and no assurance can be given that any strategy used will succeed. If the Portfolio Manager incorrectly forecasts interest rates, market values or other economic factors in utilizing a de-rivatives strategy for a Fund, the Fund might have been in a bet-ter position if it had not entered into the transaction at all. The use of these strategies involves certain special risks, in-cluding a possible imperfect correlation, or even no correlation, between price movements of derivative instruments and price move-ments of related investments. While some strategies involving de-rivative instruments can reduce the risk of loss, they can also reduce the opportunity for gain or even result in losses by off-setting favorable price movements in related investments or other-wise, due to the possible inability of a Fund to purchase or sell a portfolio security at a time that would be favorable or the pos-sible need to sell a portfolio security at a disadvantageous time because the Fund is required to maintain asset coverage or offset-ting positions in connection with transactions in derivative in-struments, and the possible inability of a Fund to close out or to liquidate its derivatives positions.

            OPTIONS ON SECURITIES, SECURITIES INDEXES AND CURRENCIES Certain Funds may purchase put options on securities. One purpose of pur-chasing put options is to protect holdings in an underlying or re-lated security against a substantial decline in market value. These Funds may also purchase call options on securities. One pur-pose of purchasing call options is to protect against substantial increases in prices of securities the Fund intends to purchase pending its ability to invest in such securities in an orderly manner. A Fund may sell put or call options it has previously pur-chased, which could result in a net gain or loss depending on whether the amount realized on the sale is more or less than the premium and other transaction costs paid on the put or call option which is sold. A Fund may write a call or put option only if the option is "covered" by the Fund holding a position in the under-lying securities or by other means which would permit immediate satisfaction of the Fund's obligation as writer of the option. Prior to exercise or expiration, an option may be closed out by an offsetting purchase or sale of an option of the same series.
               The purchase and writing of options involves certain risks.
            During the option period, the covered call writer has, in return for the premium on the option, given up the opportunity to profit from a price increase in the underlying security above the exer-cise price, but, as long as its obligation as a writer continues, has retained the risk of loss should the price of the underlying security decline. The writer of an option has no control over the time when it may be required to fulfill its obligation as a writer of the option. Once an option writer has received an exercise no-tice, it cannot effect a closing purchase transaction in order to terminate its obligation under the option and must deliver the un-derlying security at the exercise price. If a put or call option purchased by the Fund is not sold when it has remaining value, and if the market price of the underlying security remains equal to or greater than the exercise price (in the case of a put), or remains less than or equal to the exercise price (in the case of a call), the Fund will lose its entire investment in the option. Also, where a put or call option on a particular security is purchased to hedge against price movements in a related security, the price of the put or call option may move more or less than the price of the related security. There can be no assurance that a liquid mar-ket will exist when a Fund seeks to close out an option position. Furthermore, if trading restrictions or suspensions are imposed on the options markets, a Fund may be unable to close out a position.

14  PIMCO Funds: Multi-Manager Series

               For each of the Renaissance and Innovation Funds, in the case of a written call option on a securities index, the Fund will own corresponding securities whose historic volatility correlates with that of the index.
               Over-the-counter options in which certain Funds may invest dif-
            fer from traded options in that they are two-party contracts, with price and other terms negotiated between buyer and seller, and generally do not have as much market liquidity as exchange-traded options. The Funds may be required to treat as illiquid over-the-counter options purchased and securities being used to cover cer-tain written over-the-counter options.

            FUTURES CONTRACTS AND OPTIONS ON FUTURES CONTRACTS Certain Funds may enter into futures contracts and options thereon. These Funds may engage in such futures transactions as an adjunct to their se-curities activities.
               There are several risks associated with the use of futures and futures options for hedging purposes. There can be no guarantee that there will be a correlation between price movements in the hedging vehicle and in the portfolio securities being hedged. An incorrect correlation could result in a loss on both the hedged securities in a Fund and the hedging vehicle, so that the portfo-lio return might have been greater had hedging not been attempted. There can be no assurance that a liquid market will exist at a time when a Fund seeks to close out a futures contract or a futures option position. Most futures exchanges and boards of trade limit the amount of fluctuation permitted in futures con-tract prices during a single day; once the daily limit has been reached on a particular contract, no trades may be made that day at a price beyond that limit. In addition, certain of these in-struments are relatively new and without a significant trading history. As a result, there is no assurance that an active second-ary market will develop or continue to exist. Lack of a liquid market for any reason may prevent a Fund from liquidating an unfa-vorable position, and the Fund would remain obligated to meet mar-gin requirements until the position is closed.

            INDEX FUTURES The Renaissance and Innovation Funds may purchase futures contracts on various securities indexes ("Index Futures") and related options for hedging purposes and for investment pur-poses. A Fund's purchase and sale of Index Futures is limited to contracts and exchanges which have been approved by the Commodity Futures Trading Commission ("CFTC").

               A Fund may close open positions on the futures exchanges on which Index Futures are traded at any time up to and including the expiration day. All positions which remain open at the close of the last business day of the contract's life are required to set-tle on the next business day (based upon the value of the relevant index on the expiration day), with settlement made with the appro-priate clearing house. Because the specific procedures for trading foreign stock Index Futures on futures exchanges are still under development, additional or different margin requirements as well as settlement procedures may be applicable to foreign stock Index Futures at the time a Fund purchases such instruments.

               Positions in Index Futures may be closed out by a Fund only on the futures exchange upon which the Index Futures are then traded. There can be no assurance that a liquid market will exist for any particular contract at any particular time. Also, the price of In-dex Futures may not correlate perfectly with movement in the rele-vant index due to certain market distortions. First, all partici-pants in the futures market are subject to margin deposit and maintenance requirements. Rather than meeting additional margin deposit requirements, investors may close future contracts through offsetting transactions which could distort the normal relation-ship between the index and futures markets. Second, the deposit requirements in the futures market are less onerous than margin requirements in the securities market, and as a result, the futures market may attract more speculators than does the securi-ties market. Increased participation by speculators in the futures market may also cause temporary price distortions. In addition, trading hours for foreign stock Index Futures may not correspond perfectly to hours of trading on the foreign exchange to which a particular foreign stock Index Future relates. This may result in a disparity between the price of Index Futures and the value of the relevant index due to the lack of continuous arbitrage between the Index Futures price and the value of the underlying index.
               The Funds will only enter into futures contracts or futures op-
            tions which are standardized and traded on a U.S. or foreign ex-change or board of trade, or similar entity, or quoted on an auto-mated quotation system. Each Fund will use financial futures con-tracts and related options only for "bona fide hedging" purposes, as such term is defined in

                                                     April 8, 1998 Prospectus 15
            applicable regulations of the CFTC, or, with respect to positions in financial futures and related options that do not qualify as "bona fide hedging" positions, will enter such positions only to the extent that aggregate initial margin deposits plus premiums paid by it for open futures option positions, less the amount by which any such positions are "in-the-money," would not exceed 5% of the Fund's net assets.

LOANS OF    For the purpose of achieving income, each Fund may lend its port-
PORTFOLIO   folio securities to brokers, dealers, and other financial institu-
SECURITIES  tions, provided:
               (i) the loan is secured continuously by collateral consisting of U.S. Government securities, cash or cash equivalents (negotiable certificates of deposit, bankers' acceptances or letters of credit) maintained on a daily mark-to-market basis in an amount at least equal to the current market value of the securities loaned;
               (ii) the Fund may at any time call the loan and obtain the return of the securities loaned;
               (iii) the Fund will receive any interest or dividends paid on the loaned securities; and
               (iv) the aggregate market value of securities loaned will not at any time exceed the Fund's limitation on lending its portfolio securities.
            Each Fund's performance will continue to reflect changes in the value of the securities loaned and will also reflect the receipt of either interest, through investment of cash collateral by the Fund in permissible investments, or a fee, if the collateral is U.S. Government securities. Securities lending involves the risk of loss of rights in the collateral or delay in recovery of the collateral should the borrower fail to return the security loaned or become insolvent. The Funds may pay lending fees to the party arranging the loan.

SHORT SALES Each Fund may from time to time make short sales involving securi-
            ties held in the Fund's portfolio or which the Fund has the right to acquire without the payment of further consideration. For these purposes, a Fund may also hold or have the right to acquire secu-rities which, without the payment of any further consideration, are convertible into or exchangeable for the securities sold short. Short sales expose the Fund to the risk that it will be re-quired to acquire, convert or exchange securities to cover its short position at a time when the securities sold short have ap-preciated in value, thus resulting in a loss to the Fund.

WHEN-       Each Fund may purchase securities which it is eligible to purchase
ISSUED,     on a when-issued basis, may purchase and sell such securities for
DELAYED     delayed delivery and may make contracts to purchase such securi-
DELIVERY    ties for a fixed price at a future date beyond normal settlement
AND         time (forward commitments). When-issued transactions, delayed de-
FORWARD     livery purchases and forward commitments involve a risk of loss if
COMMITMENT  the value of the securities declines prior to the settlement date,
TRANSAC-    which risk is in addition to the risk of decline in the value of
TIONS       the Fund's other assets. Typically, no income accrues on securi-
            ties a Fund has committed to purchase prior to the time delivery of the securities is made, although a Fund may earn income on se-curities it has deposited in a segregated account.

REPURCHASE For the purposes of maintaining liquidity and achieving income, AGREEMENTS each Fund may enter into repurchase agreements, which entail the purchase of a portfolio-eligible security from a bank or broker-dealer that agrees to repurchase the security at the Fund's cost plus interest within a specified time (normally one day). If the party agreeing to repurchase should default, as a result of bank-ruptcy or otherwise, the Fund will seek to sell the securities which it holds, which action could involve procedural costs or de-lays in addition to a loss on the securities if their value should fall below their repurchase price. Those Funds whose investment objectives do not include the earning of income will invest in re-purchase agreements only as a cash management technique with re-spect to that portion of the portfolio maintained in cash. Each Fund will limit its investment in repurchase agreements maturing in more than seven days consistent with the Fund's policy on in-vestment in illiquid securities.

16 PIMCO Funds: Multi-Manager Series

REVERSE     A reverse repurchase agreement may for some purposes be considered
REPURCHASE borrowing that involves the sale of a security by a Fund and its AGREEMENTS agreement to repurchase the instrument at a specified time and
AND OTHER   price. The Fund will maintain a segregated account consisting of
BORROWINGS  assets determined to be liquid by the Advisor or Portfolio Manager in accordance with procedures established by the Board of Trustees to cover its obligations under reverse repurchase agreements. Re-verse repurchase agreements will be subject to the Funds' limita-tions on borrowings. A Fund also may borrow money for investment purposes subject to any policies of the Fund currently described in this Prospectus or in the Statement of Additional Information.
            Such a practice will result in leveraging of a Fund's assets. Lev-erage will tend to exaggerate the effect on net asset value of any increase or decrease in the value of a Fund's portfolio and may cause a Fund to liquidate portfolio positions when it would not be advantageous to do so.

PORTFOLIO   The length of time a Fund has held a particular security is not
TURNOVER    generally a consideration in investment decisions. The investment policies of a Fund may lead to frequent changes in the Fund's in-vestments, particularly in periods of volatile market movements. A change in the securities held by a Fund is known as "portfolio turnover." High portfolio turnover (e.g., over 100%) involves cor-respondingly greater expenses to a Fund, including brokerage com-missions or dealer mark-ups and other transaction costs on the sale of securities and reinvestments in other securities. See
            "Management of the Trust--Portfolio Transactions." Such sales may result in realization of taxable capital gains. See "Taxes." The
            Portfolio turnover rates for the past two fiscal years for the Funds were as follows (for 1997 and 1996, respectively): Equity
            Income--45% and 52%; Renaissance--131% and 203%; Value--71% and
            29%; Capital Appreciation--87% and 73%; Mid-Cap Growth--82% and
            79%; and Innovation-- 80% and 123%.

ILLIQUID    Each Fund may invest in securities that are illiquid so long as no
SECURITIES  more than 15% of the value of the Fund's net assets (taken at mar-
            ket value at the time of investment) would be invested in such se-curities. Certain illiquid securities may require pricing at fair value as determined in good faith under the supervision of the Board of Trustees. A Portfolio Manager may be subject to signifi-cant delays in disposing of illiquid securities, and transactions in illiquid securities may entail registration expenses and other transaction costs that are higher than those for transactions in liquid securities.
               The term "illiquid securities" for this purpose means securi-
            ties that cannot be disposed of within seven days in the ordinary course of business at approximately the amount at which a Fund has valued the securities. Illiquid securities are considered to in-clude, among other things, written over-the-counter options, secu-rities or other liquid assets being used as cover for such op-tions, repurchase agreements with maturities in excess of seven days, certain loan participation interests, fixed time deposits which are not subject to prepayment or provide for withdrawal pen-alties upon prepayment (other than overnight deposits), securities that are subject to legal or contractual restrictions on resale
            (such as privately placed debt securities), and other securities which legally or in the Advisor's or a Portfolio Manager's opinion may be deemed illiquid (not including securities issued pursuant to Rule 144A under the Securities Act of 1933 and certain commer-cial paper that the Advisor or a Portfolio Manager has determined to be liquid under procedures approved by the Board of Trustees).

CREDIT AND All fixed income securities are subject to market risk and credit MARKET RISK risk. Market risk relates to market-induced changes in a
OF          security's value, usually as a result of changes in interest
FIXEDINCOME rates. The value of a Fund's investments in fixed income securi-SECURITIES ties will change as the general level of interest rates fluctuate.
            During periods of falling interest rates, the value of a Fund's fixed income securities generally rise. Conversely, during periods of rising interest rates, the value of a Fund's fixed income secu-rities generally decline. Credit risk relates to the ability of the issuer to make payments of principal and interest.

                                                     April 8, 1998 Prospectus 17

SERVICE     Many of the services provided to the Funds depend on the smooth
SYSTEMS --  functioning of computer systems. Many systems in use today cannot
YEAR 2000   distinguish between the year 1900 and the year 2000. Should any of
PROBLEM     the service systems fail to process information properly, that could have an adverse impact on the Funds' operations and services provided to shareholders. The Advisor, Distributor, Shareholder
            Servicing and Transfer Agent, Custodian, and certain other service providers to the Funds have reported that each is working toward mitigating the risks associated with the so-called "year 2000 problem." However, there can be no assurance that the problem will be corrected in all respects and that the Funds' operations and services provided to shareholders will not be adversely effected.

"FUNDA-     The investment objective of each of the Renaissance and Innovation
MENTAL"     Funds described in this Prospectus may be changed by the Board of
POLICIES    Trustees without shareholder approval. The investment objective of each other Fund is fundamental and may not be changed without shareholder approval by vote of a majority of the outstanding shares of that Fund. If there is a change in a Fund's investment objective, including a change approved by shareholder vote, share-holders should consider whether the Fund remains an appropriate investment in light of their then current financial position and needs.

            Performance Information

            From time to time the Trust may make available certain information about the performance of the Class D shares of some or all of the Funds. Information about a Fund's performance is based on that Fund's (or its predecessor's) record to a recent date and is not intended to indicate future performance.
               The total return of Class D shares of all Funds may be included in advertisements or other written material. When a Fund's total return is advertised with respect to its Class D shares, it will be calculated for the past year, the past five years, and the past ten years (or if the Fund has been offered for a period shorter than one, five or ten years, that period will be substituted) since the establishment of the Fund or its predecessor series of PIMCO Advisors Funds, as more fully described in the Statement of Additional Information. Consistent with Securities and Exchange Commission rules and informal guidance, for periods prior to the initial offering date of Class D shares, total return presenta-tions for the class will be based on the historical performance of an older class of the Fund (the older class to be used in each case is set forth in the Statement of Additional Information) re-stated, as necessary, to reflect that there are no sales charges associated with Class D shares, but not reflecting any different operating expenses (such as different administrative fee and/or 12b-1/servicing fee charges) associated with Class D shares. All other things being equal, any higher expenses of Class D shares would have adversely affected (i.e., reduced) total return for Class D shares (i.e., if they had been issued since the inception of the Fund) by the amount of such higher expenses, compounded over the relevant period. Total return is measured by comparing the value of an investment in Class D shares of the Fund at the beginning of the relevant period to the redemption value of the investment in Class D shares of the Fund at the end of the period (assuming immediate reinvestment of any dividends or capital gains distributions at net asset value). Total return may be advertised using alternative methods that reflect all elements of return, but that may be adjusted to reflect the cumulative impact of alterna-tive fee and expense structures, such as the currently effective advisory and administrative fees for Class D shares of the Funds.
               Quotations of yield for Class D shares of a Fund will be based on the investment income per share (as defined by the Securities and Exchange Commission) during a particular 30-day (or one-month) period (including dividends and interest), less expenses accrued during the period ("net investment income"), and will be computed by dividing net investment income by the maximum public offering price per Class D share on the last day of the period.
               The Funds may also provide current distribution information to its shareholders in shareholder reports or other shareholder com-munications, or in certain types of sales literature provided to prospective investors. Current distribution information for Class D shares of a Fund will be based on distributions for a specified period (i.e., total dividends

18 PIMCO Funds: Multi-Manager Series
            from net investment income), divided by the net asset value per Class D share on the last day of the period and annualized. The rate of current distributions does not reflect deductions for unrealized losses from transactions in derivative instruments such as options and futures, which may reduce total return. Current distribution rates differ from standardized yield rates in that they represent what Class D shares of a Fund have declared and paid to shareholders as of the end of a specified period rather than the Fund's actual net investment income for that period.
               The Advisor and each Portfolio Manager may also report to
            shareholders or to the public in advertisements concerning its performance as advisor to clients other than the Funds, and on its comparative performance or standing in relation to other money managers. Such comparative information may be compiled or provided by independent ratings services or by news organizations. Any per-formance information, whether related to the Funds, the Advisor or the Portfolio Managers, should be considered in light of the Funds' investment objectives and policies, characteristics and quality of the Funds, and the market conditions during the time period indicated, and should not be considered to be representa-tive of what may be achieved in the future.
               Investment results of the Funds will fluctuate over time, and any representation of the Funds' total return or yield for any prior period should not be considered as a representation of what an investor's total return or yield may be in any future period.

            How to Buy Shares

            Class D shares of each Fund are continuously offered through fi-nancial service firms, such as broker-dealers or registered in-vestment advisers, with which the Trust's principal underwriter, PIMCO Funds Distributors LLC (the "Distributor"), has an agreement for the use of the Funds in particular investment products, pro-grams or accounts for which a fee may be charged. See "Financial Service Firms" below.

               You may purchase Class D shares only through your financial service firm. In connection with purchases, your financial service firm is responsible for forwarding all necessary documentation to the Distributor, and may charge you for such services. Investors who wish to purchase shares of the Funds directly from the Trust or the Distributor should inquire as to the other classes of shares. See "Description of the Trust--Multiple Classes of Shares."

               Class D shares may be purchased at a price equal to their net asset value per share next determined after receipt of an order. Purchase payments for Class D shares are fully invested at the net asset value next determined after acceptance of the trade. All purchase orders received by the Distributor from your financial service firm prior to the close of regular trading (normally 4:00 p.m., Eastern time) on the New York Stock Exchange (the "Ex-change"), on a regular business day, are processed at that day's offering price. In addition, orders received by the Distributor from financial service firms after the offering price is deter-mined that day will receive such offering price if the orders were received by the firm from its customer prior to such determination and were transmitted to and received by the Distributor prior to its close of business that day (normally 7:00 p.m., Easterm time). Purchase orders received on other than a regular business day will be executed on the next succeeding regular business day.
               The Distributor, in its sole discretion, may accept or reject any order for purchase of Fund shares. The sale of shares will be suspended during any period in which the Exchange is closed for other than weekends or holidays, or if permitted by the rules of the Securities and Exchange Commission, when trading on the Ex-change is restricted or during an emergency which makes it imprac-ticable for the Funds to dispose of their securities or to deter-mine fairly the value of their net assets, or during any other pe-riod as permitted by the Securities and Exchange Commission for the protection of investors.

               Class D shares of the Funds will be held in your account with your financial service firm and, generally, your firm will hold your Class D shares in nominee or street name as your agent. Ac-cordingly, in most cases, the Trust's transfer agent will have no information with respect to or control over accounts of specific Class D shareholders and you may obtain information about your ac-counts only through your financial service firm. In certain cir-cumstances,

                                                     April 8, 1998 Prospectus 19
            your firm may arrange to have your shares held in your own name or you may subsequently become a holder of record for some other rea-son (for instance, if you terminate your relationship with your firm). In such circumstances, please contact the Distributor at 888-87-PIMCO for information about your account. If you wish to invest in the Funds through your own account with the Trust or the Distributor, please inquire as to the other classes of shares of the Funds. See "Description of the Trust--Multiple Classes of Shares." In the interest of economy and convenience, certificates for Class D shares will not be issued.

FINANCIAL   Broker-dealers, registered investment advisers and other financial
SERVICE     service firms provide varying investment products, programs or ac-
FIRMS       counts, pursuant to arrangements with the Distributor, through which their clients may purchase and redeem Class D shares of the Funds. Firms will generally provide or arrange for the provision of some or all of the shareholder servicing and account mainte-nance services required by your account, including, without limi-tation, transfers of registration and dividend payee changes; and may perform functions such as generation of confirmation state-ments and disbursement of cash dividends. Firms may also arrange with their clients for other investment or administrative servic-es. Your firm may independently establish and charge you transac-tion fees and/or other additional amounts for such services, which charges could reduce your investment returns on Class D shares of the Funds.

               Your financial service firm may have omnibus accounts and simi-
            lar arrangements with the Trust any may be paid for providing sub-transfer agency and other services. A firm may be paid for its services directly or indirectly by the Funds, the Advisor or an affiliate (normally not to exceed an annual rate of 0.35% of a Fund's average daily net assets attributable to its Class D shares and purchased through such firm for its clients). Your firm may establish various minimum investment requirements for Class D shares of the Funds and may also establish certain privileges with respect to purchases, redemptions and exchanges of Class D shares or the reinvestment of dividends.
               This Prospectus should be read in connection with your firm's materials regarding its fees and services.

            Exchange Privilege

            A shareholder may exchange Class D shares of any Fund for Class D shares of any other Fund in an account with identical registration on the basis of their respective net asset values. Class D shares of each Fund may also be exchanged for Class D shares of certain series of PIMCO Funds: Pacific Investment Management Series, an affiliated mutual fund family composed primarily of fixed income portfolios managed by Pacific Investment Management Company, an affiliate of the Advisor. There are currently no exchange fees or charges imposed by the Trust, although your financial service firm may impose various fees and charges, investment minimums and other requirements with respect to exchanges. Please contact your finan-cial service firm for details. An exchange will constitute a tax-able sale for federal income tax purposes.
               The Trust reserves the right to refuse exchange purchases if, in the judgment of the Advisor, the purchase would adversely af-fect a Fund and its shareholders. In particular, a pattern of ex-changes characteristic of "market-timing" strategies may be deemed by the Advisor to be detrimental to the Trust or a particular Fund. Although the Trust has no current intention of terminating or modifying the exchange privilege, it reserves the right to do so at any time. Except as otherwise permitted by Securities and Exchange Commission regulations, the Trust will give 60 days' ad-vance notice to your financial service firm of any termination or material modification of the exchange privilege. For further in-formation about exchange privileges, please contact your financial service firm.

20 PIMCO Funds: Multi-Manager Series

            How to Redeem

            Class D shares may be redeemed through your financial service firm on any day the Exchange is open. Shares are redeemed at their net asset value next determined after a proper redemption request has been received from your firm. There is no charge by the Trust or the Distributor with respect to a redemption, although your finan-cial service firm may charge you for its services in processing your redemption request. Please contact your firm for details. If you are the holder of record of your Class D shares, you may con-tact the Distributor at 888-87-PIMCO for information regarding how to redeem your shares directly from the Trust.

               Your financial service firm is obligated to transmit your re-
            demption orders to the Distributor promptly and is responsible for ensuring that your redemption request is in proper form. Requests for redemption received by financial service firms prior to the close of regular trading (normally 4:00 p.m., Eastern time) on the Exchange on a regular business day and received by the Distributor prior to the close of the Distributor's business day will be con-firmed at the net asset value effective as of the closing of the Exchange on that day. Your financial service firm will be respon-sible for furnishing all necessary documentation to the Distribu-tor or the Trust's transfer agent and may charge you for its serv-ices. Redemption proceeds will be forwarded to your financial service firm as promptly as possible and in any event within seven days after the redemption request is received by the Distributor in good order. Under unusual circumstances, the Trust may suspend redemptions or postpone payment for more than seven days, as per-mitted by federal securities law.

            Distributor

            PIMCO Funds Distributors LLC (the "Distributor"), a wholly owned subsidiary of the Advisor, is the principal underwriter of the Trust's shares. Pursuant to a Distribution Agreement with the Trust, with respect to each Fund's Class D shares, the Distributor may bear various expenses, including the cost of printing and mailing prospectuses to persons other than current shareholders. The Distributor, located at 2187 Atlantic Street, Stamford, Con-necticut 06902, is a broker-dealer registered with the SEC.

            How Net Asset Value Is Determined

            The net asset value of Class D shares of each Fund of the Trust will be determined once on each day on which the Exchange is open (a "Business Day"), as of the close of regular trading (normally 4:00 p.m., Eastern time) on the Exchange. Net asset value will not be determined on days on which the Exchange is closed.
               Portfolio securities and other assets for which market quota-
            tions are readily available are stated at market value. Fixed in-come securities are normally valued on the basis of quotations ob-tained from brokers and dealers or pricing services, which take into account appropriate factors such as institutional-sized trad-ing in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data. Certain fixed income securities for which daily market quo-tations are not readily available may be valued, pursuant to guidelines established by the Board of Trustees, with reference to fixed income securities whose prices are more readily obtainable and whose durations are comparable to the securities being valued. Short-term investments having a maturity of 60 days or less are valued at amortized cost, when the Board of Trustees determines that amortized cost is their fair value. Exchange- traded options, futures and options on futures are valued at the settlement price as determined by the appropriate clearing corporation. All other securities and assets are valued at their fair value as determined in good faith by the Trustees or by persons acting at their direc-tion.
               Quotations of foreign securities in foreign currency are con-
            verted to U.S. dollar equivalents using foreign exchange quota-tions received from independent dealers. Under the Trust's proce-dures, the prices of foreign securities are determined using in-formation derived from pricing services and other sources. Infor-mation that becomes known to the

                                                     April 8, 1998 Prospectus 21

            Trust or its agents after the time that net asset value is calcu-lated on any Business Day may be assessed in determining net asset value per share after the time of receipt of the information, but will not be used to retroactively adjust the price of the security so determined earlier or on a prior day. Events affecting the val-ues of portfolio securities that occur between the time their prices are determined and 4:00 p.m., Eastern time, may not be re-flected in the calculation of net asset value. If events materi-ally affecting the value of such securities occur during such pe-riod, then these securities may be valued at fair value as deter-mined by the Advisor or a Portfolio Manager and approved in good faith by the Board of Trustees.
               Each Fund's liabilities are allocated among its classes. The total of such liabilities allocated to a class plus that class's distribution and/or servicing fees and any other expenses spe-cially allocated to that class are then deducted from the class's proportionate interest in the Fund's assets, and the resulting amount for each class is divided by the number of shares of that class outstanding to produce the class's "net asset value" per share. Generally, for Funds that pay income dividends, those divi-dends are expected to differ over time by approximately the amount of the expense accrual differential between a particular Fund's classes.

            Distributions

            Shares begin earning dividends on the day after the date that funds are received by the Trust for the purchase of Class D shares. Net investment income from interest and dividends, if any, will be declared and paid quarterly to shareholders of record by the Equity Income, Renaissance and Value Funds. Net investment income from interest and dividends, if any, will be declared and paid at least annually to shareholders of record by the Capital Appreciation, Mid-Cap Growth and Innovation Funds. Any net capital gains from the sale of portfolio securities will be distributed no less frequently than once annually. Net short-term capital gains may be paid more frequently.
               All dividends and/or distributions will be paid in the form of additional Class D shares of the Fund to which the dividends and/or distributions relate or, at the election of the sharehold-er, of another Fund of the Trust or PIMCO Funds: Pacific Invest-ment Management Series as described below, at net asset value, un-less the shareholder elects to receive cash (either paid to share-holders directly or credited to their account with their financial services firm). If a shareholder has elected to receive dividends and/or capital gain distributions in cash and the postal or other delivery service is unable to deliver checks to the shareholder's address of record, such shareholder's distributions will automati-cally be invested in the Money Market Fund of PIMCO Funds: Pacific Investment Management Series, until such shareholder is located. Dividends paid by each Fund with respect to each class of shares are calculated in the same manner and at the same time.

               Your financial service firm may offer a program pursuant to which you may elect to invest dividends and/or distributions paid by any Fund in Class D shares of any other Fund or series of PIMCO
            Funds: Pacific Investment Management Series which offers Class D shares. Please contact your financial service firm for details.

            Taxes

            Each Fund intends to qualify as a regulated investment company an-nually and to elect to be treated as a regulated investment com-pany under the Internal Revenue Code of 1986, as amended (the "Code"). As such, a Fund generally will not pay federal income tax on the income and gains it pays as dividends to its shareholders. In order to avoid a 4% federal excise tax, each Fund intends to distribute each year substantially all of its net income and gains.
               Shareholders subject to U.S. federal income tax will be subject to tax on dividends received from a Fund, regardless of whether received in cash or reinvested in additional shares. Distributions received by tax-exempt shareholders generally will not be subject to federal income tax to the extent permitted under applicable tax law. All

22 PIMCO Funds: Multi-Manager Series
            shareholders must treat dividends, other than capital gain divi-dends, exempt-interest dividends and dividends that represent a return of capital to shareholders, as ordinary income. In particu-lar, distributions derived from short-term gains will be treated as ordinary income. Dividends designated by a Fund as capital gain dividends derived from the Fund's net capital gains (that is, the excess of its net long-term capital gains over its net short-term capital losses) are taxable to shareholders as long-term capital gain except as provided by an applicable tax exemption. Under the Taxpayer Relief Act of 1997, long-term capital gains will gener-ally be taxed at a 28% or 20% rate, depending upon the holding pe-riod of the portfolio security. Any distributions that are not from a Fund's net investment income or net capital gain may be characterized as a return of capital to shareholders or, in some cases, as capital gain. Certain dividends declared in October, No-vember or December of a calendar year are taxable to shareholders (who otherwise are subject to tax on dividends) as though received on December 31 of that year if paid to shareholders during January of the following calendar year. Each Fund will advise shareholders annually of the amount and nature of the dividends paid to them. Dividends derived from interest on certain U.S. Government securi-ties may be exempt from state and local taxes, although interest on mortgage-backed U.S. Government securities is generally not so exempt.
               Current federal tax law requires the holder of a U.S. Treasury or other fixed income zero-coupon security to accrue as income each year a portion of the discount at which the security was pur-chased, even though the holder receives no interest payment in cash on the security during the year. In addition, pay-in-kind se-curities will give rise to income which is required to be distrib-uted and is taxable even though the Fund holding the security re-ceives no interest payment in cash on the security during the year. Also, a portion of the yield on certain high yield securi-ties (including certain pay-in-kind securities) issued after July 10, 1989 may be treated as dividends. Accordingly, each Fund that holds the foregoing kinds of securities may be required to pay out as an income distribution each year an amount which is greater than the total amount of cash interest the Fund actually received. Such distributions may be made from the cash assets of the Fund or by liquidation of portfolio securities, if necessary. The Fund may realize gains or losses from such liquidations. In the event the Fund realizes net capital gains from such transactions, its share-holders may receive a larger capital gain distribution, if any, than they would in the absence of such transactions.
               Taxable shareholders should note that the timing of their in-
            vestment or redemptions could have undesirable tax consequences. If shares are purchased on or just before the record date of a dividend, taxable shareholders will pay full price for the shares and may receive a portion of their investment back as a taxable distribution. If shares are redeemed before payment of an exempt-interest dividend, shareholders may realize a taxable capital gain, whereas by waiting and receiving the exempt-interest divi-dend, a portion of their share value would have been received in the form of tax-free income.
               The preceding discussion relates only to federal income tax;
            the consequences under other tax laws may differ. Shareholders should consult their tax advisers as to the possible application of state and local income tax laws to Trust dividends and capital gain distributions. For additional information relating to the tax aspects of investing in a Fund, see the Statement of Additional Information.

            Management of the Trust

            The business affairs of the Trust are managed under the direction of the Board of Trustees. Information about the Trustees and the Trust's executive officers may be found in the Statement of Addi-tional Information under the heading "Management of the Trust."

INVESTMENT  PIMCO ADVISORS serves as investment advisor to the Funds pursuant
ADVISOR to an investment advisory agreement with the Trust. PIMCO Advisors is a Delaware limited partnership organized in 1987. PIMCO Advi-sors provides investment management and advisory services to pri-vate accounts of institutional and individual clients and to mu-tual funds. Total assets under management by PIMCO Advisors and its subsidiary partnerships as of December 31, 1997 were

                                                     April 8, 1998 Prospectus 23
            approximately $200 billion. The general partners of PIMCO Advisors are PIMCO Partners, G.P. and PIMCO Advisors Holdings L.P. ("PAH"). PIMCO Partners, G.P. is a general partnership between PIMCO Hold-ing LLC, a Delaware limited liability company and an indirect wholly-owned subsidiary of Pacific Life Insurance Company, and PIMCO Partners LLC, a California limited liability company con-trolled by the Managing Directors of Pacific Investment Management Company. PIMCO Partners, G.P. is the sole general partner of PAH. PIMCO Advisors is governed by a Management Board, which exercises substantially all of the governance powers of the general partner and serves as the functional equivalent of a board of directors. PIMCO Advisors' address is 800 Newport Center Drive, Suite 100, Newport Beach, California 92660. PIMCO Advisors is registered as an investment advisor with the Securities and Exchange Commission. PIMCO Advisors currently has seven subsidiary partnerships, the following three of which manage one or more of the Funds: Cadence, Columbus Circle and NFJ.
               Under the investment advisory agreement, PIMCO Advisors, sub-
            ject to the supervision of the Board of Trustees, is responsible for providing advice and guidance with respect to the Funds and for managing, either directly or through others selected by the Advisor, the investment of the Funds. PIMCO Advisors also fur-nishes to the Board of Trustees periodic reports on the investment performance of each Fund.

PORTFOLIO   Pursuant to portfolio management agreements, PIMCO Advisors em-
MANAGERS    ploys Portfolio Managers to provide investment advisory services to all of the Funds. Each Portfolio Manager is an affiliate of PIMCO Advisors. PIMCO Advisors (and not the Funds or the Trust) compensates the Portfolio Managers from its advisory fee. Under these agreements, a Portfolio Manager has full investment discre-tion and makes all determinations with respect to the investment of a Fund's assets and makes all determinations respecting the purchase and sale of a Fund's securities and other investments.

            CADENCE manages the Capital Appreciation Fund and the Mid-Cap Growth Fund (the "Cadence Funds"). Cadence is an investment man-agement firm organized as a general partnership. Cadence has two partners: PIMCO Advisors as the supervisory partner, and Cadence Capital Management Inc. as the managing partner. Cadence Capital Management Corporation, the predecessor investment advisor to Ca-dence, commenced operations in 1988. Accounts managed by Cadence had combined assets as of December 31, 1997 of approximately $5.2 billion. Cadence's address is Exchange Place, 53 State Street, Boston, Massachusetts 02109. Cadence is registered as an invest-ment advisor with the Securities and Exchange Commission.
               David B. Breed, William B. Bannick, Katherine A. Burdon and Pe-
            ter B. McManus are primarily responsible for the day-to-day man-agement of the Cadence Funds. Mr. Breed is a Managing Director, the Chief Executive Officer, and a founding partner of Cadence, and has 24 years' investment management experience. He has been the driving force in developing the firm's growth-oriented stock screening and selection process and has been with Cadence or its predecessor since its inception. Mr. Breed graduated from the Uni-versity of Massachusetts and received his MBA from the Wharton School of Business. He is a Chartered Financial Analyst. Mr. Bannick is a Managing Director and Executive Vice President of Ca-dence and has 12 years' investment management experience. He pre-viously served as Executive Vice President of George D. Bjurman & Associates and as Supervising Portfolio Manager of Trinity Invest-ment Management Corporation. Mr. Bannick joined the predecessor of Cadence in 1992. He graduated from the University of Massachusetts and received his MBA from Boston University. Mr. Bannick is a Chartered Financial Analyst. Ms. Burdon is a Managing Director and Portfolio Manager of Cadence and has nine years' investment management experience. She previously served as a Vice President and Portfolio Manager of The Boston Company. Ms. Burdon joined the predecessor of Cadence in 1993. She graduated from Stanford Uni-versity and received a Master of Science degree from Northeastern University. Ms. Burdon is a Chartered Financial Analyst and Certi-fied Public Accountant. Mr. McManus is Director of Fund Management of Cadence and has 20 years' investment management experience. He previously served as a Vice President of Bank of Boston. Mr. Mc-Manus joined Cadence in 1994. He graduated from the University of Massachusetts, and he is certified as a Financial Planner.

24 PIMCO Funds: Multi-Manager Series

            NFJ manages the Equity Income Fund and the Value Fund. NFJ is an investment management firm organized as a general partnership. NFJ has two partners: PIMCO Advisors as the supervisory partner, and NFJ Management Inc. as the managing partner. NFJ Investment Group, Inc., the predecessor investment advisor to NFJ, commenced opera-tions in 1989. Accounts managed by NFJ had combined assets as of December 31, 1997 of approximately $2.5 billion. NFJ's address is 2121 San Jacinto, Suite 1840, Dallas, Texas 75201. NFJ is regis-tered as an investment advisor with the Securities and Exchange Commission.
               Chris Najork and Benjamin Fischer are responsible for the day-
            to-day management of the Equity Income Fund. Mr. Najork is a Man-aging Director and a founding partner of NFJ and has 29 years' ex-perience encompassing equity research and portfolio management. He received his bachelor's degree and MBA from Southern Methodist University, and he is a Chartered Financial Analyst. Mr. Fischer is a Managing Director and a founding partner of NFJ and has 31 years' experience encompassing equity research and portfolio man-agement. He received his bachelor's degree and JD from Oklahoma University and his MBA from New York University Graduate School of Business. He is a Chartered Financial Analyst. Messrs. Najork and Fischer and Paul A. Magnuson are primarily responsible for the day-to-day management of the Value Fund. Mr. Magnuson, a research analyst at NFJ, has 12 years' experience in equity research and portfolio management. He received his bachelor's degree in Finance from the University of Nebraska-Lincoln.

            COLUMBUS CIRCLE manages the Renaissance Fund and the Innovation Fund (the "Columbus Circle Funds"). Columbus Circle is an invest-ment management firm organized as a general partnership. Columbus Circle has two partners: PIMCO Advisors as the supervisory part-ner, and Columbus Circle Investors Management Inc. as the managing partner. Columbus Circle Investors Division of Thomson Advisory Group L.P. ("TAG"), the predecessor investment advisor to Columbus Circle, commenced operations in 1975. Accounts managed by Columbus Circle had combined assets as of December 31, 1997 of approxi-mately $9.3 billion. Columbus Circle's address is Metro Center, One Station Place, 8th Floor, Stamford, Connecticut 06902. Colum-bus Circle is registered as an investment advisor with the Securi-ties and Exchange Commission.
               At the center of Columbus Circle's equity investment strategy is its theory of Positive Momentum & Positive Surprise. This the-ory asserts that a good company doing better than generally ex-pected will experience a rise in its stock price, and conversely, a company falling short of expectations will experience a drop in its stock price. Based on this theory, Columbus Circle attempts to manage the Columbus Circle Funds with a view to investing in grow-ing companies that are surprising the market with business results that are better than anticipated.
               Investment decisions made by Columbus Circle are generally made by one or more committees, although the following individuals have primary responsibility for the noted Columbus Circle Funds. Clif-ford G. Fox is primarily responsible for the day-to-day management of the Renaissance Fund. Mr. Fox, a Managing Director of Columbus Circle, has 16 years of investment management experience. He re-ceived his bachelor's degree from the University of Pennsylvania and his MBA from New York University, and he is a Chartered Finan-cial Analyst. Anthony Rizza is primarily responsible for the day-to-day management of the Innovation Fund. Mr. Rizza, a Managing Director of Columbus Circle, has 11 years of investment management experience. He received his bachelor's degree from the University of Connecticut, and he is a Chartered Financial Analyst.
               Registration as an investment advisor with the Securities and
            Exchange Commission does not involve supervision by the Securities and Exchange Commission over investment advice. The portfolio man-agement agreements are not exclusive, and Columbus Circle, Cadence and NFJ may provide, and currently are providing, investment man-agement services to other clients, including other investment com-panies.

FUND        PIMCO Advisors also serves as administrator (the "Administrator")
ADMINISTRA- for the Funds' Class D shares pursuant to an administration agree-
TOR         ment with the Trust. The Administrator provides or procures admin-
            istrative services for Class D shareholders of the Funds, which include clerical help and accounting, bookkeeping, internal audit services and certain other services required by the Funds, and preparation of reports to the Funds' shareholders and regulatory filings.

                                                     April 8, 1998 Prospectus 25

            The Administrator has retained Pacific Investment Management Com-pany, its affiliate, to provide such services as sub-administra-tor. The Administrator and/or the sub-administrator may also re-tain other affiliates to provide certain of these services. In ad-dition, the Administrator, at its own expense, arranges for the provision of legal, audit, custody, transfer agency (including sub-transfer agency and other administrative services) and other services necessary for the ordinary operation of the Funds, and is responsible for the costs of registration of the Trust's shares and the printing of prospectuses and shareholder reports for cur-rent shareholders.

               PIMCO Advisors or an affiliate may pay financial service firms a portion of the Class D administration fees in return for the firms' services (normally not to exceed an annual rate of .35% of a Fund's average daily net assets attributable to Class D shares purchased through such firms). The Funds' administration agreement includes a plan for Class D shares that has been adopted in con-formity with the requirements set forth in Rule 12b-1 under the 1940 Act. The plan provides that up to .25% per annum of the Class D administrative fees paid under the administration agreement may represent reimbursement for expenses in respect of activities that may be deemed to be primarily intended to result in the sale of Class D shares. The principal types of activities for which such payments may be made are services in connection with the distribu-tion of Class D shares and/or the provision of shareholder servic-es.
               The Funds (and not the Administrator) are responsible for the following expenses: (i) salaries and other compensation of any of the Trust's executive officers and employees who are not officers, directors, stockholders, or employees of PIMCO Advisors, Pacific Investment Management Company, or their subsidiaries or affili-ates; (ii) taxes and governmental fees; (iii) brokerage fees and commissions and other portfolio transaction expenses; (iv) the costs of borrowing money, including interest expenses; (v) fees and expenses of the Trustees who are not "interested persons" of the Advisor, any Portfolio Manager, or the Trust, and any counsel retained exclusively for their benefit; (vi) extraordinary ex-penses, including costs of litigation and indemnification ex-penses; (vii) expenses which are capitalized in accordance with generally accepted accounting principles; and (viii) any expenses allocated or allocable to a specific class of shares, and may in-clude certain other expenses as permitted by the Trust's Multiple Class Plan adopted pursuant to Rule 18f-3 under the 1940 Act, sub-ject to review and approval by the Trustees.

            The Funds feature fixed advisory and administrative fees. For pro-viding or arranging for the provision of investment advisory serv-ices to the Funds as described above, PIMCO Advisors receives monthly fees from each Fund at an annual rate based on the average daily net assets of the Fund as follows:
ADVISORY
AND
ADMINISTRATIVE
FEES

                                   ADVISORY
           FUND                    FEE RATE
           --------------------------------
           Equity Income, Value,
            Capital Appreciation
            and Mid-Cap Growth
            Funds                  .45%
           --------------------------------
           Renaissance Fund        .60%
           --------------------------------
           Innovation Fund         .65%


               For providing or procuring administrative services to the Funds as described above, the Administrator receives monthly fees from each Fund at an annual rate based on the average daily net assets attributable to the Fund's Class D shares as follows:


                      ADMINISTRATIVE
                      FEE RATE*
           -------------------------
           All Funds  .65%

            * As described under "Fund Administrator," the administration agreement includes a plan adopted in conformity with Rule 12b-1 which provides for the payment of up to .25% of the .65% Adminis-trative Fee Rate as reimbursement for expenses in respect of ac-tivities that may be deemed to be primarily intended to result in the sale of Class D shares. The "Annual Fund Operating Expenses" table on page 4 of this Prospectus shows the .65% Administrative Fee Rate under two separate columns entitled "Administrative Fees" (.40%) and "12b-1 (Service) Fees" (.25%).

26 PIMCO Funds: Multi-Manager Series

               The investment advisory, administration and sub-administration agreements for the Funds may be terminated by the Trustees, or by PIMCO Advisors or Pacific Investment Management Company (as the case may be) on 60 days' written notice. In addition, the invest-ment advisory agreement may be terminated with regard to the Re-naissance and Innovation Funds by a majority of the Trustees that are not interested persons of the Trust, PIMCO Advisors or Pacific Investment Management Company (as the case may be) on 60 days' written notice. Following their initial terms, the agreements will continue from year-to-year if approved by the Trustees.
               Pursuant to the portfolio management agreements between the Ad-
            visor and each of the Portfolio Managers, PIMCO Advisors (and not the Funds or the Trust) pays each Portfolio Manager a fee based on a percentage of the average daily net assets of a Fund as follows:
            Columbus Circle--.38% for the Renaissance Fund and .38% for the Innovation Fund; Cadence--.35% for the Capital Appreciation Fund and .35% for the Mid-Cap Growth Fund; and NFJ--.35% for the Equity Income Fund and .35% for the Value Fund.

PORTFOLIO   Pursuant to the portfolio management agreements, a Portfolio Man-
TRANSAC-    ager places orders for the purchase and sale of portfolio invest-
TIONS       ments for a Fund's accounts with brokers or dealers selected by it in its discretion. In effecting purchases and sales of portfolio securities for the accounts of the Funds, the Portfolio Managers will seek the best price and execution of the Fund's orders. In doing so, a Fund may pay higher commission rates than the lowest available when the Portfolio Manager believes it is reasonable to do so in light of the value of the brokerage and research services provided by the broker effecting the transaction. The Portfolio
            Managers also may consider sales of shares of the Trust as a fac-tor in the selection of broker-dealers to execute portfolio trans-actions for the Trust.
               Some securities considered for investment by the Funds may also be appropriate for other clients served by the Portfolio Managers.
            If a purchase or sale of securities consistent with the investment policies of a Fund and one or more of these clients served by a Portfolio Manager is considered at or about the same time, trans-actions in such securities will be allocated among the Fund and clients in a manner deemed fair and reasonable by the Portfolio
            Manager. Particularly when investing in less liquid or illiquid securities of smaller capitalization companies, such allocation may take into account the asset size of a Fund in determining whether the allocation of an investment is suitable. As a result, larger Funds may become more concentrated in more liquid securi-ties than smaller Funds or private accounts of a Portfolio Manager pursuing a small capitalization investment strategy, which could adversely affect performance. A Portfolio Manager may aggregate orders for the Funds with simultaneous transactions entered into on behalf of its other clients so long as price and transaction expense are averaged either for the particular transaction or for that day.

            Description of the Trust

CAPITALIZ-  The Trust was organized as a Massachusetts business trust on Au-
ATION gust 24, 1990, and currently consists of twenty-three portfolios that are operational, six of which are described in this Prospec-tus. Other portfolios may be offered by means of a separate pro-spectus. The Board of Trustees may establish additional portfolios in the future. The capitalization of the Trust consists of an un-limited number of shares of beneficial interest. When issued, shares of the Trust are fully paid, non-assessable and freely transferable.
               Under Massachusetts law, shareholders could, under certain cir-
            cumstances, be held liable for the obligations of the Trust. How-ever, the Second Amended and Restated Agreement and Declaration of Trust (the "Declaration of Trust") of the Trust disclaims share-holder liability for acts or obligations of the Trust and requires that notice of such disclaimer be given in each agreement, obliga-tion or instrument entered into or executed by the Trust or the Trustees. The Declaration of Trust also provides for indemnifica-tion out of a Fund's property for all loss and expense of any shareholder of that Fund held liable on account of being or having been a shareholder. Thus, the risk of a shareholder incurring fi-nancial loss on account of shareholder liability is limited to circumstances in which such disclaimer is

                                                     April 8, 1998 Prospectus 27
            inoperative or the Fund of which he or she is or was a shareholder is unable to meet its obligations, and thus should be considered remote.

MULTIPLE    In addition to Class D shares, certain Funds also offer up to five
CLASSES OF  additional classes of shares, Class A, Class B, Class C, Institu-
SHARES      tional Class and Administrative Class shares, through separate prospectuses. This Prospectus relates only to Class D shares of the Funds. Unlike Class D shares, which may be purchased only through financial service firms, the other classes may be pur-chased directly from the Trust and/or the Distributor. The other classes may be subject to sales charges and different levels of operating expenses than Class D shares. As a result of different charges and expense levels, the other five classes are expected to achieve different investment returns than Class D shares. Share-holders of a particular class may also receive additional services or services different from those received by the other classes. To obtain more information about Class A, Class B and Class C shares, please call the Distributor at 800-426-0107. To obtain more infor-mation about Institutional Class and Administrative Class shares, please call 800-927-4648.
               Each class of shares of each Fund represents interests in the assets of that Fund, and each class has identical dividend, liqui-dation and other rights and the same terms and conditions, except that expenses related to the distribution and shareholder servic-ing of a particular class of shares are borne solely by such class and each class may, at the Trustees' discretion, also pay a dif-ferent share of other expenses, not including advisory or custo-dial fees or other expenses related to the management of the Trust's assets, if these expenses are actually incurred in a dif-ferent amount by that class, or if the class receives services of a different kind or to a different degree than the other classes.
            All other expenses are allocated to each class on the basis of the net asset value of that class in relation to the net asset value of the particular Fund.

VOTING Each class of shares of each Fund has identical voting rights, ex-cept that each class of shares has exclusive voting rights on any matter submitted to shareholders that relates solely to that class, and has separate voting rights on any matter submitted to shareholders in which the interests of one class differ from the interests of any other class. Each class of shares has exclusive voting rights with respect to matters pertaining to any distribu-tion and servicing plan or agreement applicable only to that class. These shares are entitled to vote at meetings of sharehold-ers. Matters submitted to shareholder vote must be approved by each Fund separately except (i) when required by the 1940 Act shares shall be voted together and (ii) when the Trustees have de-termined that the matter does not affect all Funds, then only shareholders of the Fund or Funds affected shall be entitled to vote on the matter. All classes of shares of a Fund will vote to-gether, except with respect to a distribution and servicing plan or agreement applicable to a class of shares or when a class vote is required as specified above or otherwise by the 1940 Act. Shares are freely transferable, are entitled to dividends as de-clared by the Trustees and, in liquidation of the Trust, are enti-tled to receive the net assets of their Fund, but not of the other Funds. The Trust does not generally hold annual meetings of share-holders and will do so only when required by law. Shareholders may remove Trustees from office by votes cast in person or by proxy at a meeting of shareholders or by written consent. Such a meeting will be called at the written request of the holders of 10% of the Trust's outstanding shares.
               Shares entitle their holders to one vote per share (with
            proportionate voting for fractional shares). As of February 28, 1998, the Trust believes that there were no shareholders of record of 25% or more of the outstanding voting securities of any Fund. As used in this Prospectus, the phrase "vote of a majority of the outstanding shares" of a Fund (or the Trust) means the vote of the lesser of: (1) 67% of the shares of the Fund (or the Trust) present at a meeting, if the holders of more than 50% of the outstanding shares are present in person or by proxy; or (2) more than 50% of the outstanding shares of the Fund (or the Trust).

28 PIMCO Funds: Multi-Manager Series

            --------------------------------------------------------------------
            INVESTMENT ADVISOR AND ADMINISTRATOR
PIMCO
FUNDS:      PIMCO Advisors L.P., 800 Newport Center Drive, Newport Beach, CA
MULTI-      92660
MANAGER
SERIES
            --------------------------------------------------------------------
            PORTFOLIO MANAGERS

            Cadence Capital Management, NFJ Investment Group, Columbus Circle Investors
            --------------------------------------------------------------------
            DISTRIBUTOR

            PIMCO Funds Distributors LLC, 2187 Atlantic Street, Stamford, CT
            06902
            --------------------------------------------------------------------
            CUSTODIAN

            Investors Fiduciary Trust Company, 801 Pennsylvania, Kansas City,
            MO 64105
            --------------------------------------------------------------------
            SHAREHOLDER SERVICING AGENT AND TRANSFER AGENT

            Shareholder Services, Inc. P.O. Box 5866, Denver, CO 80217
            --------------------------------------------------------------------
            INDEPENDENT ACCOUNTANTS

            Price Waterhouse LLP, 1055 Broadway, Kansas City, MO 64105
            --------------------------------------------------------------------
            LEGAL COUNSEL

            Ropes & Gray, One International Place, Boston, MA 02110
            --------------------------------------------------------------------

            For further information about the PIMCO Funds, call 1-888-87-PIMCO or visit our Web site at http://www.pimcofunds.com.

PIMCO Funds is on the Web

www.pimcofunds.com

A Partial List of What's Available:

Daily Manager Commentary

Fund Manager Bios

Current and Historical Fund Performance

Lipper Rankings

Morningstar Ratings

Listing of Fund Portfolio Holdings

Risk Analysis

Daily Share Prices

Resources for Investment Professionals

[GRAPHIC OF WEB SITE APPEARS HERE]

PIMCO Funds Distributors LLC is pleased to announce the launch of its Web site. We can be found on the Worldwide Web at www.pimcofunds.com.

You now have around-the-clock access to the most timely and comprehensive information available on all of the PIMCO Funds. In addition, the site includes daily commentary from our fund managers, with insights on the economy and other factors affecting the stock and bond markets.

[GRAPHIC OF WEB SITE APPEARS HERE]

You'll find the site to be informative and easy-to-use. There are several functions that can help you navigate your way around the site. Among the major sections are Investment Insight and Fund Information.

[GRAPHIC OF WEB SITE APPEARS HERE]

Investment Insight
The Investment Insight section provides an overview of six of the investment management firms which are part of PIMCO Advisors L.P. You'll find an explanation of each firm's investment process, biographies of the investment term, manager updates and more.

[GRAPHIC OF WEB SITE APPEARS HERE]

Fund Information
In the Fund Information section you'll access detailed profiles of the PIMCO Funds, including a summary of each fund's portfolio, risk analysis data, Lipper rankings and Morningstar ratings. You can also obtain daily fund share prices. Additionally, beginning in August of 1998 we'll provide current and historical performance for Class D shares.

Questions?
We're sure you will find the PIMCO Funds Web site to be an invaluable tool. If you have any comments or questions about the site, please call us today at 1-888-87-PIMCO. Or, use the e-mail feature of the site to contact us.

Please read the relevant prospectus carefully before you invest in any PIMCO
Fund.

                                                                       P I M C O
                                                                       ---------
                                                                           FUNDS